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                                                                 Exhibit 10(xiv)
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          Guaranty Agreement dated March 11, 2002 by Michael J. Wimmer in favour of Boston Service Company, Inc.

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                                    GUARANTY

THIS GUARANTY, dated as of March 11, 2002, ("this Guaranty") is made by Michael
                                                  --------
J. Wimmer, an adult individual residing at 34 Southwood Drive, Cherry Hill, New Jersey (hereinafter referred to as the "Guarantor") in favor of Boston Service Company, Inc., doing business as Hann Financial Service Corp., a New Jersey corporation (hereinafter referred to as "Hann"), with respect to certain obligations, present and future, of Auto Lenders Liquidation Center, Inc., a New Jersey corporation (hereinafter referred to as "Auto Lenders"), to Hann.

                                   BACKGROUND

A. Hann and Auto Lenders are parties to a certain Purchase Agreement, dated as of even date herewith (the "Purchase Agreement"), pursuant to which Auto Lenders has, inter alia, undertaken, for the fees and other considerations therein expressed, to pay the Residual Vehicle Purchase Price for each Residual Vehicles, all as more fully set forth therein. Terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

B. The Guarantor is the owner of a majority of the outstanding shares of the capital stock of Auto Lenders and, as an inducement to Hann to enter into the Purchase Agreement, is willing to provide hereby his guarantee of all of the obligations of Auto Lenders under the Purchase Agreement.

C. All capitalized terms used in this Guaranty which are not expressly defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                                    COVENANTS

NOW, THEREFORE, in consideration of the foregoing and the undertakings of Auto Lenders and Hann contained in the Purchase Agreement, and intending to be legally bound hereby, the Guarantor hereby undertakes and agrees as follows:

     1. Guaranty. (a) So long as the Guaranty Conditions (as defined below) have
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been met, Guarantor guarantees, as a guarantor and not as a surety, Auto
Lenders' obligation to purchase each Residual Vehicle for the Residual Value Purchase Price, upon delivery of a Residual Allocation Notice by Hann to Auto Lenders, pursuant to the terms of the Purchase Agreement (such obligations, the "Obligations"), without demand, presentment, protest or notice. The Collateral
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Agent shall have the right to enforce the Guaranty on behalf of Hann. As used herein, the term "Guaranty Conditions" means (i) Hann is not in material default of the Purchase Agreement, (ii) Auto Lenders is in material default under the Purchase Agreement and (iii) delivery by Hann of the related Residual Vehicle to an Auto Lenders designated place of business at Hann's sole expense.

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     (b) Without limiting the generality of the foregoing Section 1(a) above, the occurrence of one or more of the following shall not preclude the enforcement of the Guaranty by Hann or the Collateral Agent or alter or impair the liability of the Guarantor under this Guaranty: (i) the commencement of any bankruptcy, insolvency or similar proceeding with respect to Auto Lenders, (ii) the waiver or consent by the Collateral Agent with respect to the Obligations, any delay or lack of diligence in enforcement of the Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect the Obligations, (iii) any assignment, pledge or other transfer of Hann's rights or Auto Lenders' obligations under the Purchase Agreement, (iv) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Obligations, (v) any consolidation or amalgamation of Auto Lenders with, any merger of Auto Lenders with or into, or any transfer by Auto Lenders of all or substantially all of its assets to another Person, any change in the legal or beneficial ownership of ownership interests issued by Auto Lenders, or any other change whatsoever in the objects, capital structure, constitution or business of Auto Lenders, (vi) any delay, failure or inability of Hann to perform, willful or otherwise, any provision of any of the Transaction Documents or any agreement or instrument referred to therein other than Hann's obligations to Auto Lenders under the Purchase Agreement, (vii) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, Auto Lenders or any other Person for any reason whatsoever, including any suit or action in any way disaffirming, repudiating, rejecting or otherwise calling into question any issue, matter or thing in respect of any of the Obligations or the Transaction Documents, (viii) any lack or limitation of status or of power, incapacity or disability of Auto Lenders or any other guarantor or obligor in respect of any of the Obligations,
(ix) the occurrence of any Event of Default under the Loan Agreement or Servicer Termination Event under the Galleon SUBI Servicing Supplement or the occurrence of any similar event (howsoever described) under any other Transaction Document, or (x) any change in the time, manner or place of payment or performance or compliance of, or in any other term in respect of, or any subordination of, all or any of the Obligations, or any other amendment, extension, renewal or waiver of or consent to any departure from the Transaction Documents or any other document or instrument executed in connection with or related to the Obligations.

     (c) For purposes of this Guaranty, a material default shall mean any failure to pay, when due, any amount(s) due under the Purchase Agreement.

     (d) This Guaranty is a continuing guaranty, and the Guarantor agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent by him, and that he will remain bound upon his guaranty notwithstanding any such extension or renewal until the payment in full and performance of all the Obligations. In the event Auto Lenders shall consolidate or amalgamate with, or merge into, or transfer all or substantially all of its assets to, another Person, the Guarantor shall continue to be obligated hereunder in respect of the Obligations, whether or not the Obligations are assumed by such Person, and each reference herein to Auto Lenders shall thereafter instead be a reference to such Person. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part hereof, of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Auto Lenders or otherwise, all as though such payment had not been made.

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     2. Subordination. Upon payment by Guarantor of any of the Obligations, all
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rights of Guarantor against Auto Lenders arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full and performance of all of the Obligations. This Guaranty is a continuing one and shall remain in full and effect until all of the Obligations have been indefeasibly paid and discharged and the Purchase Agreement is terminated.

     3. Set-Off. Each amount that the Guarantor is obligated to pay under this
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Guaranty shall be paid without set-off, deduction or counterclaim.

     4. Instrument for Payment of Money. The Guarantor hereby acknowledges that,
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with respect to the Obligations that are payment obligations, this Guaranty constitutes an instrument for the payment of money and consents and agrees that the Collateral Agent, at its sole option, in the event of a dispute by the Guarantor in relation to the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

     5. Confidentiality. Neither the Guarantor nor, so long as the Guarantor is
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not in default hereunder, Hann, will disclose any information about the existence or substance of this Guaranty to any third persons (other than attorneys and like persons with whom the Guarantor or Hann have a confidential relationship) unless required to do so by the Transaction Documents, applicable law, regulation or legal process, including securities law disclosure requirements, or at the request or direction of any state or federal regulatory agency.

     6. Corporate Existence of Auto Lenders. The Guarantor hereby covenants that
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he will cause Auto Lenders to remain in existence until all of the Obligations have been indefeasibly paid and performed in full and this Guaranty shall have been fully satisfied.

     7. Financial Statements of Guarantor. Until all of the Obligations have
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been indefeasibly paid and performed in full and this Guaranty shall have been fully satisfied, the Guarantor will furnish to Hann, on an annual basis, personal financial statements consisting of a balance sheet of the Guarantor and a statement of his income as of the last day of each calendar year and for the calendar year then ended. The Guarantor shall furnish such financial statements not later than April 15 of the succeeding calendar year, commencing April 15, 2002.

     8. CHOICE OF LAW; SUBMISSION TO JURISDICTION. (a) THIS GUARANTY AND ALL
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MATTERS ARISING OUT OF OR RELATING IN ANY WAY THERETO SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW, OTHER THAN
SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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     (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR
ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     9. Delay and Waiver. No failure or delay by Hann in exercising any of its
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rights hereunder in any instance shall constitute a waiver thereof in that or any other instance. Hann will not in any instance be deemed to have waived any of its rights except by an instrument in writing signed by it.

     10. Notices. All notices to a party shall be in writing and shall be deemed
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to have been duly received when delivered by hand or sent by confirmed facsimile, or two (2) days after being mailed by certified mail, return receipt requested, to such party at its address set forth below or such other address as such party may specify by notice to the other party hereto.

     If to Guarantor:

          Michael J. Wimmer
          34 Southwood Drive
          Cherry Hill, NJ  08003
          Facsimile:  (856) 262-3121

     If to Auto Lenders:

          Auto Lenders Liquidation Center, Inc.
          1051 North Black Horse Pike
          Williamstown, NJ  08094
          Attention:  Chief Executive Officer
          Facsimile:  (856) 262-3121

     If to Hann:

          Boston Service Company, Inc.
          d/b/a Hann Financial Service Corp.
          One Centre Drive
          Jamesburg, NJ  08831
          Attention:  President
          Facsimile:  (608) 860-9526

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     11. Severability of Provisions. If any one or more of the covenants,
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agreements, provisions or terms of this Guaranty shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Guaranty and shall in no way affect the validity or enforceability of the other provisions of this Guaranty.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the Guarantor has signed and delivered this Guaranty as of the date first above written.


                                               /s/ Michael J. Wimmer
                                      ------------------------------------------
                                               Michael J. Wimmer